UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2013

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 W. Riverside Avenue, Suite 300 Spokane, WA		99201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (509) 467-6993

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.03	Bankruptcy or Receivership

As previously disclosed, AmericanWest Bancorporation, a Washington corporation (the “Company”), on October 28, 2010, filed a voluntary petition for bankruptcy protection under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Washington (the “Bankruptcy Court”), in case number 10-06097-PCW11. Holdco Advisors L.P. (“Holdco”) subsequently filed a proposed plan of reorganization (as amended and supplemented, the “Plan”) with the Bankruptcy Court. On August 30, 2013, the Bankruptcy Court entered an order (the “Order”) confirming the Plan. A copy of the Plan is attached hereto as Exhibit 99.1, a copy of the Order is attached hereto as Exhibit 99.2, and each of such documents is incorporated herein by reference.

The following is a summary of the material terms of the Plan. This summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the respective meanings set forth in the Plan.

Summary of the Plan

The Plan will become effective upon satisfaction or waiver of certain conditions precedent, including that (i) all actions other than the entry of the Order and all agreements, instruments or other documents necessary to implement the terms and provisions of the Plan will have been effected, and in each case, will have been duly and validly executed and delivered and all conditions to their effectiveness will have been satisfied or waived and (ii) the Company will have received all authorizations, consents, rulings, opinions, or other documents that are determined by the Company to be necessary to implement the Plan and that are required by law, regulation, or order. The Company anticipates the Plan will become effective prior to September 30, 2013. However, there can be no assurance that the Company will satisfy these conditions, complete the required actions and emerge from Chapter 11 within the anticipated timeframe.

The Plan provides for the Company to continue to exist after the Effective Date as the Reorganized Debtor.

Pursuant to the Order and as provided in the Plan:

•	Each holder of Allowed Claims will receive the treatment set forth in the Plan.

•	All of the Company’s executory contracts or unexpired leases, subject to certain exceptions, are rejected.

•	Except to the extent otherwise provided in the Plan, all notes, stock, instruments, certificates and other documents evidencing the TOPrS Unsecured Claims and Equity Interests will be automatically canceled and the obligations of the Company in any way related to such claims and equity interests will be discharged.

•	The directors and officers of the Company will be released and discharged from all further authority, duties, responsibilities and obligations relating to and arising from the Company or the Case (without the need for any further action on the part of, or notice to, any Person).

•	The New Board will consist of the Plan Advisor and two principals of Holdco. Senior management of the Reorganized Debtor will initially consist of the New Board or a subset of the New Board.

•	The Reorganized Debtor will issue New Series A Common Stock and, unless Holdco determines in its sole discretion that issuance of New Common Series B Common Stock is unnecessary to preserve the Reorganized Debtor’s tax attributes, New Series B Common Stock to the Company’s unsecured creditors.

•	The Reorganized Debtor will establish and maintain a separate Disputed Reserve for Disputed Claims and a Proceeds Distribution Election Segregated Account, and make Distributions required to be made under the Plan.

Share information

As of September 6, 2013, there were 17,216,488 shares of the Company’s common stock outstanding. The Plan provides that any equity interests, ownership rights, or shares in the Company, including all outstanding shares of the Company’s common stock, will be cancelled as of the Effective Date and holders of such Interests will neither receive nor retain any property under the Plan. As soon after the Effective Date as possible, the Reorganized Debtor will file a Form 15 with the Securities and Exchange Commission to deregister the Company’s common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend the Company’s obligation to file reports under the Exchange Act.

Assets and liabilities

As of August 31, 2013, the Company had total assets of $6.6 million and total liabilities of $47.4 million. Further information as to the assets and liabilities of the Company can be found in the Company’s Monthly Operating Report for the period from July 1, 2013 through July 31, 2013, filed by the Company with the Bankruptcy Court on August 15, 2013 (the “July Monthly Operating Report”). A copy of the July Monthly Operating Report is attached as Exhibit 99.1 to the Current Report on Form 8-K filed August 19, 2013. A complete copy of the July Monthly Operating Report is publicly available on the internet at http://pacer.uspci.uscourts.gov.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain statements which may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. These forward-looking statements include, without limitation, the Company’s expectation that there will not be any assets available for distribution to the Company’s common shareholders, the Company’s beliefs concerning future business conditions, the Company’s outlook based on currently available information and the Company’s statements regarding its expectations concerning the bankruptcy process. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include, without limitation: (i) potential adverse developments with respect to the Company’s assets or liabilities; and (ii) the risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Modified Third Amended Chapter 11 Plan of Reorganization

99.2	Order Confirming the Modified Third Amended Chapter 11 Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION,
a Washington corporation

Date: September 6, 2013	By:	/s/ Patrick J. Rusnak
Patrick J. Rusnak
President and Chief Executive Officer